Prospectus Supplement

John Hancock Funds II

Short Duration Credit Opportunities Fund (the fund)

Supplement dated September 23, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on September 23, 2021, the Trust’s Board of Trustees approved a new subadvisory agreement between John Hancock Investment Management LLC and Stone Harbor Investment Partners LP (Stone Harbor) with respect to the fund (the Agreement). The Agreement was approved in connection with the acquisition (the Acquisition) of Stone Harbor, the fund’s subadvisor, by Virtus Investment Partners, Inc. The Agreement will become effective on the closing date of the Acquisition, which is expected to occur in the fourth quarter of 2021. No changes are anticipated in the personnel managing the fund or in the level of services provided to the fund as a result of the Acquisition.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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